SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):      February 11, 2002

United Therapeutics Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	0-26301	52-1984749

(State or Other	(Commission	(I.R.S. Employer
Jurisdiction of	File Number)	Identification Number)
Incorporation)

1110 Spring Street
Silver Spring, MD	20910

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:

(301) 608-9292

Item 5. Other Events.

     On February 11, 2002, the Registrant issued a press release attached hereto as Exhibit 99 and incorporated herein.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibit No.	Description of Exhibit

99	Press release of February 11, 2002

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

United Therapeutics Corporation (Registrant)

Date: February 12, 2002	By: Name: Title:	/s/ Fred T. Hadeed Fred T. Hadeed Chief Financial Officer

221120

Exhibit Index

Exhibit No.	Description of Exhibit

99	Press release of February 11, 2002